TIFF Investment Program, Inc. (“TIP”)
Supplement dated October 31, 2008
to the Prospectus dated April 29, 2008

TIFF Multi-Asset Fund (“MAF”)

The Board of Directors of TIP (“Board”) has approved on behalf of MAF an amended and restated fee schedule to the Amended and Restated Money Manager Agreement with Marathon Asset Management, LLP, dated July 1, 2007.

The following paragraph replaces the information regarding Marathon Asset Management, LLP, under the section entitled “Money Manager Fee Arrangements and Portfolio Managers – Multi-Asset Fund,” in the first column on page 24 of TIP’s Prospectus:

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated in part based on performance and in part based on assets.  With respect to fund assets managed by Marathon prior to October 31, 2008, its fee is based on performance.  Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points.  The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for Marathon to receive the fulcrum fee.  With respect to assets allocated to Marathon on October 31, 2008 (the “additional assets”), which represent approximately one-third of the fund assets allocated to Marathon as of that date, its compensation will entail an asset-based fee of 0.35% per year and a performance fee.  The performance fee formula with respect to the additional assets generally provides that Marathon will receive 20% of the amount by which the return generated by the portfolio exceeds the return of the MSCI All Country World Index, measured over a rolling five (5) year period, multiplied by the average daily net asset value of the additional assets over the same five (5) year period.  During the first five years after the funding of the additional assets, the performance fee is similarly structured, with the measurement periods starting at the funding date and running through each calculation date. Jeremy J. Hoskins (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003.  Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003.  William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 2003.  Charles Carter (Portfolio Manager) has been employed by Marathon since 1999 and has managed assets for the fund since 2007.